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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


           Date of Report (Date of Earliest Event Reported):  May 8, 1998
                               - - - - - - - - - - -

                              Paradise Holdings, Inc.
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               (Exact Name of Registrant as Specified in Its Charter)



                                      Delaware
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                   (State or Other Jurisdiction of Incorporation)

                      1 - 12932                     Pending
         ----------------------        -----------------------------------
         (Commission File Number)      (I.R.S. Employer Identification No.)


                   1610 Aden Way, Suite 145, Sacramento, CA 95815
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         (Address of Principal Executive Offices)              (Zip Code)


                                   (916) 568-2310
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                (Registrant's Telephone Number, Including Area Code)


                                Java Centrale, Inc.
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            (Former Name or Former Address, if Changed Since Last Report


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ITEM 5.   OTHER EVENTS.

     On May 8, 1998, Paradise Holdings, Inc., a Delaware corporation (the "Registrant") and Java Centrale, Inc., a California corporation and the Registrant's previous corporate parent, ("Java" and, together with the Registrant, the "Company"), effected a merger, pursuant to which the Registrant was the surviving corporation and Java ceased to exist as a separate entity (the "Reincorporation"). Prior to the Reincorporation, the Registrant was a wholly-owned subsidiary of Java formed to facilitate the merger transaction, and the purpose of the Reincorporation was to change the Company's state of incorporation from California to Delaware. The Reincorporation was approved by the shareholders of Java at its Annual Meeting of Shareholders held on November 25, 1997.

     The Reincorporation is not expected to result in any change of control of the Company or any change in the Company's business, assets, or liabilities. It will not cause the Company's corporate headquarters to be moved and will not result in any change or relocation of the Company's Board, management, or employees.

     The Company's shareholders will not be required to undertake a mandatory exchange of their shares of Java Common Stock. By virtue of the Reincorporation, all certificates representing previously outstanding shares of Java's Common Stock will automatically represent an equal number of shares of Java's Common Stock.

     The Certificate of Incorporation and By-laws of the Registrant are attached hereto as exhibits.


ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

     (a)  Financial Statements

          Not Applicable

     (b)  Pro Forma Financial Information

          Not Applicable

     Not Applicable

     (c)  Exhibits

          3.1       Certificate of Incorporation of the Registrant.

          3.2       Bylaws of the Registrant.

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                                     SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 11, 1998            PARADISE HOLDINGS, INC.
                                   (Registrant)



                              /s/ BRADLEY B. LANDIN
                              -------------------------------------------
                              By:  Bradley B. Landin
                                   Vice President and Corporate Secretary





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                                 INDEX TO EXHIBITS



Exhibit
Number                   Description
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3.1            Certificate of Incorporation of the Registrant.

3.2            Bylaws of the Registrant.




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